EXHIBIT 99.3

September 30, 2025 1

Loan Portfolio Gross Loans [in thousands] *Includes Home Equity Loans of $123,359 *Includes Home Equity Loans of $117,650 09 - 30 - 25 $4,543,707 Consumer* $171,519 4% Single Family Real Estate $802,384 17% Multi - family Real Estate $1,485,546 33% Commercial Real Estate $1,530,990 34% Land Dev $322,969 7% Commercial Business Const & $230,299 5% 2

Loan Portfolio by Region Gross Loans [in thousands] Kansas City $200,178 4% St. Louis $757,898 17% Springfield $402,209 9% 8% Missouri - Other $251,468 5% Iowa/Nebraska /South Dakota Minnesota $379,519 $324,601 7% Oklahoma 2% Denver Other $108,695 $146,660 $107,713 2% 3% Georgia $131,020 Colorado - 3% Chicago $160,137 4% Dallas $213,183 5% Texas - Other $346,326 8% Phoenix $141,203 3% Florida $146,540 3% Midwest Region $260,200 6% Southern Region $343,058 8% Other Region $123,099 3% 09 - 30 - 25 $4,543,707 3

Commercial Real Estate by Industry Gross Loans [in thousands] Retail $293,816 19% Healthcare $260,053 17% Motels / Hotels $254,714 17% Restaurants $101,825 7% Office Buildings $177,692 11% Industrial $270,088 18% Storage $67,197 4% Other $105,605 7% 09 - 30 - 25 $1,530,990 4

Commercial Real Estate by Region Gross Loans [in thousands] $109,431 7% St. Louis $288,990 19% Springfield $97,178 6% $102,014 7% Missouri - Other $119,791 8% Iowa/Nebraska/ Minnesota South Dakota $87,656 6% Chicago $146,606 9% Texas $124,353 8% Midwest Region $153,923 10% Southern Region $195,611 13% Other Region Kansas City $105,437 7% 09 - 30 - 25 $1,530,990 5

Commercial Real Estate Office and Retail All Data as of 09/30/25 Gross Loans [in thousands] Kansas City $9,807 6% St. Louis $55,009 31% Springfield $20,626 12% Oklahoma $17,700 10% Minnesota $12,201 7% Chicago $29,306 16% Denver $15,588 9% Midwest Region $9,121 5% Southern Region $5,731 3% Kansas City 18,405 5% 6 St. Louis 111,298 28% Springfield 14,807 4% Missouri - Other 54,660 14% Oklahoma 382 0% Minnesota 22,073 5% Chicago 29,963 7% Denver 11,140 3% Midwest Region 62,262 16% Southern Region 48,150 12% Other Region 22,500 6% Office $177,692 Other Region $2,603 1% Retail + Restaurant $395,640 Average credit size is $1,419,370 Average credit size is $1,483,023

Commercial Real Estate Office and Retail All Data as of 09/30/25 7 Gross Loans [in thousands] Office - $177,692 Retail + Restaurant - $395,640 100% of Office Portfolio – Pass Rated Restaurants Neighborhood & Shopping Center Mixed - Use Single Tenant Strip Center $101,825 $67,746 $22,196 $58,567 $145,306 Outstanding Balance 83 14 15 72 62 # of Loans $1,198 $4,839 $1,480 $813 $2,306 Avg. Loan Size 57% 51% 61% 50% 58% Weighted Avg. LTV 100% of Retail Portfolio – Pass Rated Traditional Medical $155,663 $22,029 Outstanding Balance 105 18 # of Loans $1,483 $1,159 Avg. Loan Size Owner Occupied 69% Weighted Avg. LTV $18,123 49 # of Loans $370 Avg. Loan Size 45% Weighted Avg. LTV Other Office Sq. Ft. $88,441 >100,000 $21,883 20,000 - 100,000 $27,217 <20,000 56 # of Loans $2,456 Avg. Loan Size 43% Weighted Avg. LTV

Construction & Land Development by Industry Gross Loans [in thousands] Single Family $21,856 7% Apartments $131,593 41% Residential Land Dev $25,453 8% Commercial Land Dev $32,725 10% Retail $20,797 6% Industrial $52,189 16% Storage $16,661 5% Other $21,695 7% 09 - 30 - 25 $322,969 8

Construction & Land Development by Region Gross Loans [in thousands] St. Louis $18,010 6% Missouri - Other $22,810 7% Denver $26,976 8% Colorado - Other $31,473 10% Georgia $9,870 3% Dallas $22,563 7% Texas - Other $37,696 12% Phoenix $14,586 5% Midwest Region $72,540 22% Southern Region $49,430 15% Other Region $17,015 5% 09 - 30 - 25 $322,969 9

Multi Family Real Estate by Region Gross Loans [in thousands] St. Louis $104,144 7% Missouri - Other $52,985 4% Iowa/Nebraska/ South Dakota $172,330 12% Minnesota $165,002 11% Oklahoma $52,270 Denver 3% $82,679 5% Colorado - Other $61,053 4% Georgia $73,173 5% Dallas $121,248 8% Texas - Other $228,395 15% Midwest Region $55,088 4% Southern Region $231,928 16% 09 - 30 - 25 Other Region $85,251 6% $1,485,546 Average credit size is $6,348,488 Average credit size is $6,414,393 10

Multi Family Real Estate by LTV Gross Loans [in thousands] 26% - 50% $365,436 25% 51% - 75% $1,021,280 69% $46,491 3% $33,175 2% 09 - 30 - 25 76% - 85% 86% and higher $1,485,546 25% or less $19,164 1% 11

Non - performing by Type Gross Loans [in thousands] 09 - 30 - 25 $1,728 *Includes Home Equity Loans of $0 *Includes Home Equity Loans of $0 Consumer* $22 1% Single Family Real Estate $1,706 99% 12

Non - performing by Region Gross Loans [in thousands] Missouri $160 9% Iowa/Nebraska/ South $393 23% Southern Region $1,151 67% Other Region $7 0% Midwest $17 1% 09 - 30 - 25 $1,728 13

States by Region Midwest Region Southern Region • Illinois • Indiana • Iowa • Kansas • Michigan • Minnesota • Missouri • Nebraska • North Dakota • Ohio • South Dakota • Wisconsin • Alabama • Arkansas • Delaware • Florida • Georgia • Kentucky • Louisiana • Maryland 14 • Mississippi • North Carolina • Oklahoma • South Carolina • Tennessee • Texas • Virginia • Washington DC • West Virginia